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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 1 to
                                    Form 8-K
                         ------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 2001


                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)

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
            Delaware                         0-23296                        13-3500734
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(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
          incorporation)                                                        No.)
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                               220 COCHRANE CIRCLE
                          MORGAN HILL, CALIFORNIA 95037
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (408) 779-1162

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by CIDCO Incorporated on February 12, 2001 (the "Form 8-K"). Except as amended hereby, the Form 8-K remains in effect.

ITEM 9. REGULATION FD DISCLOSURE

Item 9 of the Form 8-K is hereby amended to delete Exhibit 99.1 and to replace it with the attached Exhibit 99.2.

Some of the information in Exhibit 99.2 contains forward-looking statements that involve risks and uncertainties. In many cases, you can identify forward-looking statements by terminology such as "may," "intends," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms and other comparable terminology. These statements are only predictions. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including subscriber growth, retail store front increases, and the risk factors described in CIDCO's periodic filings with the Securities and Exchange Commission. CIDCO is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Before making an investment decision concerning CIDCO securities, you should take into account that the occurrence of the events described in CIDCO's risk factors, as set forth in CIDCO's periodic filings with the Securities and Exchange Commission, could harm its business, operating results, and financial condition.

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Exhibit No.          Description
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
     99.2            Registrant Presentation first used February 12, 2001.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CIDCO INCORPORATED


Date: March 8, 2001                             By:  /s/ RICHARD D. KENT
                                                    ----------------------------
                                                      Richard D. Kent
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.          Description
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
     99.2            Registrant presentation first used February 12, 2001.
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